UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2008

HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(I.R.S. Employer Identification Number)

90 Nassau Street, Princeton, New Jersey 08542

(Address of principal executive offices) (Zip Code)

(609) 683-3831

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated May 30, 2008, filed by Heartland Payment Systems, Inc. (“the Company”) with the Securities and Exchange Commission on June 4, 2008, announcing the completion of its acquisition of certain assets of Alliance Data Systems Corporation. (“Seller”). The information previously reported in the May 30, 2008 Form 8-K under Item 2.01 Completion of Acquisition or Disposition of Assets is hereby incorporated by reference into this Current Report on Form 8-K/A. This Current Report on Form 8-K/A amends Item 9.01 Financial Statements and Exhibits reported in the May 30, 2008 Form 8-K to provide the audited financial statements as of and for the year ended December 31, 2007 and the interim financial statements as of and for the three months ended March 31, 2008 of the business acquired from the Seller and the required unaudited pro forma combined financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

•

Unaudited financial statements of Network Services Business, a division of Alliance Data Systems Corporation, as of and for the interim periods ended March 31, 2008 and 2007, are filed in Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

•

Audited financial statements of Network Services Business, a division of Alliance Data Systems Corporation, as of and for the year ended December 31, 2007, are filed in Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

•

Unaudited pro forma condensed combined financial statements as of and for the interim period ended March 31, 2008 and for the year ended December 31, 2007 are filed in Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K/A:

Exhibit Number	Description
10.1	Membership Interest and Asset Purchase Agreement dated May 2, 2008 among Heartland Payment Systems, Inc., Heartland Acquisition, LLC, Alliance Data Network Services LLC, ADS Alliance Data Systems, Inc. and Alliance Data Systems Corporation. (1)

99.1	Unaudited financial statements of Network Services Business, a division of Alliance Data Systems Corporation, as of and for the interim period ended March 31, 2008 and audited financial statements of Network Services Business as of and for the year ended December 31, 2007.

99.2	Unaudited pro forma condensed combined financial statements as of and for the interim period ended March 31, 2008 and for the year ended December 31, 2007.

(1)	Previously filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2008 (SEC Accession No. 0000950123-08-005313) and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2008

Heartland Payment Systems, Inc.
(Registrant)

	By:	/s/ Robert H.B. Baldwin, Jr.
Robert H.B. Baldwin, Jr.
President and Chief Financial Officer